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                                                                   EXHIBIT 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated February 18, 1994, included in this Form 10-K, into Battle Mountain Gold Company's previously filed Registration Statements on Form S-3 No. 33-51921, Form S-4 No. 33-39903 and Form S-8 Nos. 33-14605, 33-22146 and
33-47570.



                                             ARTHUR ANDERSEN & CO.

Houston, Texas
March 21, 1994